UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))
☐	Definitive Information Statement
☒	Definitive Additional Materials

NUZEE, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration No.:
	(3)	Filing Party:
	(4)	Date Filed:
	(5)	Total fee paid:

IF ATTENDING THE ANNUAL MEETING BY PHONE, THIS IS YOUR CONFERENCE CODE NUMBER: XXXXXX

Important Notice Regarding the Availability of an Information Statement
for the Annual Meeting of Shareholders to be Held on May 31, 2018

Under Securities and Exchange Commission rules, you are receiving this notice that the materials for our Annual Meeting of Stockholders are available on the Internet.  This communication presents only an overview of the more complete Information Statement and other materials that are available to you on the Internet at http://mynuzee.com/2018-annual-meeting/.

We encourage you to access and review all of the important information contained in the Information Statement and the Company's September 30, 2017 Annual Report on Form 10-K, which is available on the Internet with the Information Statement.

MEETING INFORMATION

The Annual Meeting will be held at The Offices of NuZee, Inc., 2865 Scott Street, Suite 107, Vista, CA 92081 on Thursday, May 31, 2018, at 4:30 p.m. (Pacific).  If you wish to attend the meeting by telephone, please see the Notice of Annual Meeting of Shareholders (available at http://mynuzee.com/2018-annual-meeting) for dial-in information.  At the meeting, the following proposals will be submitted for the stockholders' approval, and this constitutes notice of the meeting and the matters to be considered:

1.	To elect 1 director to hold office until the next Annual Meeting of Shareholders; and
2.	To ratify the selection of Malone Bailey LLP as independent auditors for the 2018 fiscal year.

Any other business that may properly come before the meeting will also be conducted.

MATERIALS AVAILABLE ON WEBSITE

The following materials are available for access and printing on the Internet at http://mynuzee.com/2018-annual-meeting/:

● This Notice	● Notice of Annual Meeting of Shareholders
● Information Statement	● 2017 Annual Report to Shareholders on Form 10-K
● Proxy Card

You are strongly encouraged to review all of the materials before the Annual Meeting.

REQUESTING A PAPER OR EMAIL COPY

You will not receive a paper or email copy of the proxy materials unless you request one.   You can make a request by contacting NuZee, Inc. through any of the following methods:

●	By Telephone: (844) 696-8933
●	By Email: info@coffeeblenders.com
●	By Internet: http://mynuzee.com/contact-us/

You should make a request by not later than May 10, 2018 to facilitate delivery before the meeting.  The paper or email copy will be provided at no cost to you.   You should indicate in your request if the request is for just this annual meeting or for all shareholder meetings.

THIS NOTICE IS ONLY AN OVERVIEW

This Notice is not a form for voting and presents only an overview of the more complete Information Statement. You are strongly encouraged to access and review all of the materials made available to you before voting.

PLEASE NOTE – THIS IS NOT A PROXY CARD – NUZEE, INC. IS NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Date of Mailing of this Notice: April 20